BlackRock ETF Trust

BlackRock Advantage Large Cap Income ETF

BlackRock Future U.S. Themes ETF

BlackRock Large Cap Core ETF

BlackRock Large Cap Value ETF

BlackRock U.S. Carbon Transition Readiness ETF

BlackRock U.S. Equity Factor Rotation ETF

BlackRock U.S. Industry Rotation ETF

BlackRock ETF Trust II

BlackRock AAA CLO ETF

BlackRock Flexible Income ETF

BlackRock Floating Rate Loan ETF

BlackRock High Yield Muni Income Bond ETF

BlackRock Intermediate Muni Income Bond ETF

BlackRock Short-Term California Muni Bond ETF

BlackRock Total Return ETF

iShares Large Cap Deep Buffer ETF

iShares Large Cap Moderate Buffer ETF

(each, a “Fund”)

Supplement dated May 23, 2024 to the Statement of Additional Information of each Fund (each, an “SAI”)

Effective May 28, 2024, each SAI is amended as follows:

With respect to the BlackRock ETF Trust II Funds, the following disclosure replaces the first paragraph of the section of each SAI entitled “Creation and Redemption of Creation Units—Placement of Creation Orders:”

Fund Deposits must be delivered through the Federal Reserve System (for cash and U.S. government securities), through DTC (for corporate and municipal securities) or through a central depository account, such as with Euroclear or DTC, maintained by State Street or a sub-custodian (a “Central Depository Account”). Any portion of a Fund Deposit that may not be delivered through the Federal Reserve System or DTC must be delivered through a Central Depository Account. The Fund Deposit transfers made through DTC must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Funds generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through the Federal Reserve System must be deposited by the participant institution in a timely fashion so as to ensure the delivery of the requisite number or amount of Deposit Securities or cash through the Federal Reserve System to the account of the Funds generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through a Central Depository Account must be completed pursuant to the requirements established by the Custodian or sub-custodian for such Central Depository Account generally before 2:00 p.m., Eastern time on the Settlement Date. The “Settlement Date” for all funds is generally the first business day after the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to State Street through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by State Street generally before 3:00 p.m., Eastern time on the Settlement Date. If the Cash Component and the Deposit Securities are not received by 3:00 p.m., Eastern time on the Settlement Date, the creation order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Funds. The delivery of Creation Units so created generally will occur no later than the first Business Day following the day on which the purchase order is deemed received by the Distributor, provided that the relevant Fund Deposit has been received by the Funds prior to such time.

The following disclosure replaces the first paragraph of the section of each SAI entitled “Creation and Redemption of Creation Units—Issuance of a Creation Unit:”

Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor or its agent and BFA shall be notified of such delivery and the Fund will issue and cause the delivery of the Creation Unit. Creation Units are generally issued on a “T+1 basis” (i.e., one Business Days after trade date). The Fund reserves the right to settle Creation Unit transactions on a basis other than T+1, as applicable. For example, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+1 in order to accommodate non-U.S. market holiday schedules, the occurrence of a holiday in the U.S. bond market that is not a holiday observed in the U.S. equity market, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold) and in certain other circumstances consistent with applicable law.

Except for the SAIs of BlackRock Floating Rate Loan ETF, BlackRock Flexible Income ETF, and BlackRock Total Return ETF, the following disclosure replaces the sixth paragraph of the section of each SAI entitled “Creation and Redemption of Creation Units—Placement of Redemption Orders:”

Deliveries of redemption proceeds by the Fund are generally made within one Business Day (i.e., “T+1”). However, the Fund reserves the right to settle redemption transactions on a basis other than T+1, including a shorter settlement period, if necessary or appropriate under the circumstances and compliant with applicable law. Delayed settlement may occur due to a number of different reasons, including, without limitation, settlement cycles for the underlying securities, unscheduled market closings, an effort to link distribution to dividend record dates and ex-dates and newly announced holidays. For example, the Fund reserves the right to settle redemption transactions on a basis other than T+1 in order to accommodate non-U.S. market holiday schedules, the occurrence of a holiday in the U.S. bond market that is not a holiday observed in the U.S. equity market, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold) and in certain other circumstances consistent with applicable law.

Shareholders should retain this Supplement for future reference.

SAI-ETF16-0524SUP

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